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                                                                 Exhibit 10.27

       SCHEDULE TO FORM OF NHP SECOND SERIES SHORTFALL FUNDING AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

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

Facility                                                                                                     Collateral Account
Location                         Lessee                          Management Firm                             Deposits
--------                         ------                          ----------------                            ------------------
Pensacola, FL                    C&G Healthcare                  Balanced Care at Pensacola, Inc.            $179,700/$1,198,000
                                 of Pensacola, LLC

Tallahassee, FL                  C&G Healthcare                  Balanced Care at Tallahassee, Inc.          $223,350/$1,489,000
                                 of Tallahassee, LLC

Hagerstown, MD                   C&G Healthcare                  Balanced Care at Hagerstown, Inc.           $124,350/$829,000
                                 of Hagerstown, LLC

Johnson City, TN                 C&G Healthcare                  Balanced Care at Johnson City, Inc.         $138,900/$926,000
                                 of Johnson City, LLC

Teay's Valley, WV                C&G Healthcare                  Balanced Care at Teay's Valley, Inc.        $122,100/$814,000
                                 of Teay's Valley, LLC
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